Exhibit 99.2

Sonus Networks Acquisition of Network Equipment Technologies June 19, 2012

In connection with the proposed merger, NET plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”). Additionally, NET and Sonus will file other relevant materials in connection with the proposed acquisition of NET by Sonus pursuant to the terms of the Merger Agreement by and among Sonus, NET, and Navy Acquisition Subsidiary, Inc. The definitive proxy statement will be sent to stockholders of NET and will contain important information about NET, Sonus, the proposed merger and related matters. Investors and security holders of NET are urged to read the definitive proxy statement and other relevant materials carefully when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Sonus and NET, and their respective directors, executive officers, and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NET stockholders in connection with the transactions contemplated by the merger agreement. Information regarding Sonus’ directors and executive officers is contained in Sonus’ Annual Report on Form 10-K for the year ended December 31, 2011 and its proxy statement dated April 5, 2012, and other relevant materials filed with the SEC when they become available. Investors and security holders may obtain detailed information regarding the names, affiliations and interests of certain of NET’s executive officers and directors in the solicitation by reading NET’s most recent Annual Report on Form 10-K for the year ended March 30, 2012, its proxy statement dated July 5, 2011, and other relevant materials filed with the SEC when they become available. Information concerning the interests of NET’s participants in the solicitation, which may, in some cases, be different from those of NET’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. As of June 14, 2012, NET’s directors and executive officers beneficially owned approximately 2,287,015 shares, or 7.05%, of NET’s common stock. The materials to be filed by Sonus and NET with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from NET by contacting NET Investor Relations by e-mail at lsalvo@directir.com or by telephone at 1-510-647-8870. Additional Information About the Merger and Where to Find It

The information in this release may contain certain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 regarding future events that involve risks and uncertainties. All statements other than statements of historical facts contained in this report are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “seeks” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Although Sonus believes that its expectations are based on reasonable assumptions, readers are cautioned that these forward-looking statements are only predictions and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. Such forward-looking statements may relate to, among others, the parties’ ability to close the acquisition and the expected closing date of the acquisition; the anticipated benefits and synergies of the acquisition; the anticipated future combined operations, products and services; the impact of the acquisition on Sonus’ financial results, business performance and product offerings; the expected impact of the acquisition on Sonus’ fiscal 2012 revenue, non-GAAP results and GAAP results; and projected growth in the SBC market. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: uncertainties as to the timing and results of the NET stockholder vote; the possibility that various closing conditions for the transaction may not be satisfied or waived; the effects of disruption from the transaction, making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; the success of the companies in implementing their integration strategies; the actual benefits realized from this transaction; disruptions to our business and financial conditions as a result of this acquisition or other investments or acquisitions; the timing of Sonus’ recognition of revenues; the ability to recruit and retain key personnel; difficulties supporting our new strategic focus on channel sales; difficulties expanding Sonus’ customer base; difficulties leveraging market opportunities; difficulties providing solutions that meet the needs of customers; market acceptance of Sonus’ products and services; rapid technological and market change; the ability to protect intellectual property rights; the ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the ability to hire and retain employees; the impact of increased competition; currency fluctuations; litigation; changes in the market prices of Sonus’ common stock; actions taken by significant stockholders; failure or circumvention of Sonus’ controls and procedures and other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission by Sonus, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of Sonus’ filings with the Securities and Exchange Commission. Any forward-looking statements represent Sonus' views only as of the date on which such statement is made, and should not be relied upon as representing Sonus' views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so, except as required by law. Important Information Regarding Forward-Looking Statements

Transaction Overview Transaction Definitive Agreement for Sonus Networks to Acquire Network Equipment Technologies (NET) Price $1.35 per NET share Valued at Approximately $42M, Before Transaction Costs Consideration 100% Cash Timing Expected to Close During Q3 2012 Subject to: NET Stockholder Vote Any Applicable Regulatory Approval Satisfaction of Other Customary Closing Conditions Financial Impact $15M to $20M Incremental Revenue in 2H12 Non-GAAP EPS of ($0.01) to $0.00 Per Share in 2H12, Depending on When Transaction Closes

Founded 1983 Headquartered in Fremont, CA ~160 Employees $50.2M Total Reported Fiscal Year 2012 Revenue(1) Provides Secure Real-time Communications for UC, SIP Trunking, and IP-based Multi-service Networking Strong Product Line in Lower Session Count Enterprise SBC Market Rapidly Growing Enterprise Business, up 43% YoY Established US Federal Government Business Who is NET? 2011 Product Revenue $46M 2012(1) Product Revenue $35M (1) NET’s fiscal year 2012 ended March 30, 2012

Transaction Rationale ~ Expected to: Expand SBC Product Portfolio 1 Expand Addressable Enterprise SBC Market 2 Deliver Strategic Go-to-Market Relationships 3 Accelerate Enterprise Revenue and Customer Growth 4

Expected to Expand Sonus SBC Product Portfolio

 NET SBC 1000	 NET SBC 2000	 Sonus SBC 5100	 Sonus SBC 5200	 Sonus SBC 9000
▪ Up to 96 sessions ▪ Microsoft Lync Enhanced Gateway/ Survivable Branch Appliance ▪ Media Interworking	▪ Up to 1K sessions ▪ Microsoft Lync Enhanced Gateway/ Survivable Branch Appliance ▪ Media Interworking	▪ 250 to 10K Sessions ▪ IP-to-IP ▪ High Availability ▪ Media Interworking	▪ 1K to 64K Sessions ▪ IP-to-IP ▪ High Availability ▪ Media Interworking	▪ 1K to 64K Sessions ▪ TDM-to-IP ▪ High Availability ▪ Media Interworking
Branch Office	Remote Office	Small SP or Enterprise HQ	SP or Large Enterprise	SP or Large Enterprise

7

Sonus

Expected to Strengthen Positioning Within Robust SBC Market SBC Market ($M) Infonetics “Service Provider VoIP Equipment and Subscribers” February 2012 Infonetics “Enterprise SBC Market Size and Forecast” May 2012 CAGRs are 4 year, 2012-2016 $608M $1.3B

Strong Product Cycle Expected to Create New Growth Opportunities Infonetics “Enterprise SBC Market Size and Forecast” May 2012 NET UX and Sonus SBC 5100 Expected to Significantly Expand Sonus Addressable Enterprise SBC Market $223M 2012 E-SBC Market(1) $120M net new market opportunity in 2012 with NET UX and Sonus SBC 5100 Current Sonus Enterprise SBC opportunity

Enterprise and Tier 2/3 Service Providers Established Channel and Partner Ecosystem Government Established US Government Customer Base and Sales Team GSA, DoD and NATO Expected to Deliver Strategic Go to Market Relationships Enterprise Established Partnerships Provide Deep Enterprise Hosted UC Exposure

11 NET’s Blue Chip Customer Base 11 UK MOD Government Enterprise

Transaction Rationale ~ Expected to: Expand SBC Product Portfolio 1 Expand Addressable Enterprise SBC Market 2 Deliver Strategic Go-to-Market Relationships 3 Accelerate Enterprise Revenue and Customer Growth 4

Thank You